                                                                   EXHIBIT 10.12



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.










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                          PRODUCT PROCUREMENT AGREEMENT



                                 BY AND BETWEEN

                         CTC COMMUNICATIONS GROUP, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                 APRIL 21, 1999







--------------------------------------------------------------------------------

                       PRODUCT PROCUREMENT AGREEMENT (PPA)
                              FOR STRATEGIC ACCOUNT


        THIS PRODUCT PROCUREMENT AGREEMENT (PPA) FOR STRATEGIC ACCOUNT (this "AGREEMENT"), effective as of this 21st day of April, 1999 (the "EFFECTIVE DATE"), is made and entered into by and between ACCELERATED NETWORKS, INC., a California corporation with its principal place of business at 301 Science Drive, Moorpark, CA 93021 ("SELLER"), and CTC COMMUNICATIONS CORP., a Massachusetts corporation with its principal place of business at 360 2nd Avenue, Waltham, MA 02451 ("CUSTOMER"). CUSTOMER and SELLER are also hereinafter referred to individually as a "PARTY" and collectively as the "PARTIES".

        WHEREAS, CUSTOMER desires to expand its network throughout the Northeastern United States, and to facilitate such expansion, CUSTOMER wishes to purchase from SELLER certain products (the "PRODUCT" or "PRODUCTS") more fully described on Attachment A hereto at the discounted rates (the "DISCOUNTS") more fully described on Attachment B hereto; and

        WHEREAS, SELLER desires to provide the Products at the Discounts to CUSTOMER pursuant to the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree hereto as follows:

        1. PRODUCT ORDERS.

        1.1 Initial Purchase Order. Upon execution of this Agreement, CUSTOMER shall submit a blanket purchase order (the "INITIAL PURCHASE ORDER") for the Products having an aggregate purchase price of at least (US$8,000,000). CUSTOMER will periodically submit purchase orders to SELLER for release of the Products covered by the Initial Purchase Order as per the timeframes described in Attachment B. CUSTOMER may specify the carrier and mode of transportation for shipment of the Products. Unless specifically stated to the contrary in a particular purchase order signed by representatives of both Parties, the terms and conditions of this Agreement shall be controlling over any inconsistent or conflicting terms or provisions contained in any purchase order pursuant hereto.

        1.2 Subsequent Purchase Orders. During the term of this Agreement, CUSTOMER shall submit purchase orders in addition to the Initial Purchase Order in order to meet the Minimum Purchase Commitment as indicated and defined on Attachment B hereto. The terms of this Agreement shall apply to all such subsequent purchase orders.




                                                                              1.

        1.3 Submission of Orders. All purchase orders, including purchase orders for release of the Products, shall be sent by fax to the following number (followed by a hard copy sent by mail pursuant to Section 13.2 hereof):

        ACCELERATED NETWORKS, INC;
        ATTN:  SALES ADMINISTRATION
        FAX:  (805) 553-9690
        TEL:  (805) 553-9680

        1.4 Cancellation and Rescheduling. CUSTOMER may cancel delivery of Products pursuant to a purchase order without charge upon written notice to SELLER not less than [***] prior to the scheduled delivery date. CUSTOMER will be responsible for payment of one hundred percent (100%) of the amount of any portion of a purchase order that is canceled less than [***] prior to the scheduled delivery date. CUSTOMER may extend the date for delivery of Products pursuant to a purchase order [***] without charge upon written notice to SELLER not less than [***] prior to the scheduled delivery date; provided, that, the new delivery date is on or before the: [***].

        1.5 Pricing. Product prices payable by CUSTOMER and applicable Discounts are set forth in Attachment B. Prices are exclusive of all taxes, customs, duties or similar tariffs and fees, shipping and insurance charges which SELLER may be required to pay or collect upon the sale or delivery of the Products or upon collection of the sales price, all of which shall be CUSTOMER's responsibility. SELLER shall promptly extend to CUSTOMER any price reductions made by SELLER in its generally available, then current published list prices for Software or Products. Such price reduction shall apply to all purchase orders received on or after the effective date of such price reduction.

        1.6 Payment. Terms of payment are net thirty (30) days of CUSTOMER's receipt of SELLER's invoice, unless CUSTOMER fails to pay within thirty (30) days of receipt of SELLER's invoice three (3) times within any twelve (12) month period, in which case payment terms shall be, at SELLER's election, cash on delivery (C.O.D.), in advance of delivery or by irrevocable letter of credit in favor of SELLER. All payments shall be made in U.S. dollars in the United States. The payment date shall be deemed the date that CUSTOMER initiates the wire transfer or the date CUSTOMER mails the payment pursuant to the requirements of Section 13.2.

        2. DELIVERY AND ACCEPTANCE.

        2.1 Delivery. Products shall be delivered free on board (FOB) SELLER's facility or other place of shipment. Shipments will be made to the delivery address specified on CUSTOMER's purchase order. In the absence of a specified delivery address on the purchase order, delivery will be made to CUSTOMER's facility, or any other standard location designated by CUSTOMER Shipping arrangements shall be mutually agreed upon by the Parties prior to

-------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



                                                                              2.

delivery. SELLER shall use its best efforts to fill CUSTOMER's orders up to the committed units on Attachment B within [***] of receiving a purchase order, and shall use its commercially reasonable efforts to fill (by full or partial shipment) CUSTOMER's purchase orders for Products in excess of those indicated on Attachment B within [***] of receiving a purchase order.

        2.2 Inspection and Acceptance of Deliveries. CUSTOMER shall have the right to visually inspect all Products ordered pursuant to this Agreement for a period of [***] following receipt of delivery. If any delivered Product fails to conform to the applicable purchase order or release, in whole or in part, CUSTOMER may reject the delivery and CUSTOMER shall promptly return the rejected Product(s) to SELLER at SELLER's risk and expense. Promptly following SELLER's general release of Software (as defined below) SELLER will provide CUSTOMER with a reasonable number of copies of such Software release for the sole purpose of performing acceptance testing during the [***] following receipt of the applicable Software copies (the "ACCEPTANCE TEST PERIOD"). If any Software, or portion thereof, is determined by CUSTOMER during the Acceptance Test Period to fail to conform to the applicable specifications in any material adverse way, then CUSTOMER may reject the delivery and CUSTOMER shall promptly return the rejected Software to SELLER at SELLER's risk and expense. CUSTOMER shall notify SELLER if such Software release fails to conform to the applicable specifications in any materially adverse way, specifying in reasonable detail so as to permit SELLER to reproduce the failures. CUSTOMER's failure to notify SELLER of any such failure of the Software release before the end of the applicable Acceptance Test Period shall be deemed acceptance of Software release. Upon receipt of the rejected Product(s), or Software SELLER shall promptly ship replacement Product(s) or Software to CUSTOMER, at SELLER's risk and expense until Product(s) or Software is reasonably determined by CUSTOMER to be satisfactory as per applicable specifications. CUSTOMER shall have the right to test the replacement Product(s), including the Software, as provided above in this Section 2.2. SELLER shall ship the remaining portion of the order within five (5) business days of the earlier of the date such CUSTOMER notifies SELLER of its acceptance of the Software or the date CUSTOMER is deemed to have accepted such Software.

        2.3 Pre-shipment Review. If requested by CUSTOMER, a representative of CUSTOMER may participate, to the extent applicable, in SELLER's preshipment configuration, prestaging and inspection of Products at SELLER's facility or any reasonable location where Products are held or stored as determined by SELLER.

-------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



                                                                              3.

        3. SOFTWARE LICENSE.

        3.1 License Grant. SELLER grants CUSTOMER, subject to the terms and conditions set forth in this Agreement, a non-exclusive, non-transferable, non-sublicensable perpetual license to use the software, including any enhancements, upgrades, and patches, used in connection with or comprising any Product (including software contained in firmware embedded in a Product) (the "SOFTWARE"). All copies of the Software are licensed and not sold. As between the Parties, SELLER retains all title to (except as expressly licensed by SELLER), and rights (including all intellectual property and proprietary rights anywhere in the world) and interest in the Software.

        3.2 License Restrictions. CUSTOMER shall not, and shall use commercially reasonable efforts to deter others from, (i) copying, modifying, distributing, or creating any derivative work of the Software or including the Software in any other software, (ii) deleting, altering or obscuring any copyright or other notice or proprietary legend appearing in the Software or on any documentation, media, master or package materials for the Software provided by SELLER or (iii) reverse assembling, decompiling, reverse engineering (except to the extent permitted by applicable law) or otherwise attempting to derive the source code (or the underlying ideas, structure, sequence, organization or algorithms) from the Software.

        3.3 Liability for Infringement. SELLER shall defend CUSTOMER against any suit, claim, proceeding or threatened suit brought against CUSTOMER alleging that the licensing to, or use by CUSTOMER of, any Software or Product furnished hereunder infringes any patent ("INFRINGEMENT CLAIM"). SELLER shall pay all litigation costs, reasonable attorneys' fees, settlement payments and damages awarded or resulting from any such suit, claim, or proceeding provided, that, CUSTOMER (i) notifies SELLER in writing within a reasonable time of its actual knowledge of any such claim, suit, or proceeding; (ii) gives SELLER the right to control or direct the investigation, preparation, defense and settlement of any claim, suit or proceeding related thereto; and (iii) gives SELLER reasonable assistance and cooperation for the defense or settlement thereof. SELLER shall not be liable for, and CUSTOMER shall defend, indemnify and hold SELLER harmless in respect of, any suit, claim, proceeding or threatened suit and all litigation costs, reasonable attorneys' fees, settlement payments and damages awarded or resulting from any claim, suit or proceeding based on (i) CUSTOMER's willful, knowing, or deliberate infringement of a patent, copyright, trade secret, trademark or other proprietary right; (ii) any Software, Product or portion thereof (a) not supplied by SELLER to CUSTOMER or directed by SELLER that CUSTOMER purchase, (b) designed in accordance with CUSTOMER's specifications, or to the extent the infringement results from compliance with such specifications,
(c) modified by CUSTOMER, to the extent the infringement results from such modification, (d) combined with other products, processes or materials not supplied, specified or distributed by SELLER, to the extent the infringement results from such combination, (e) where CUSTOMER continues allegedly infringing activity after being notified thereof and after being provided with a non-infringing modification or workaround that would have avoided the alleged infringement, or (f) where CUSTOMER's use of the Software or Product is incident to an infringement not resulting primarily from such Software or Product or is intentionally outside the scope of the license granted in Section 3.1. Neither Party may enter into any settlement or other agreement without prior written consent of the other Party under which such other Party would be obligated to make any payment or incur any liability. If any Software



                                                                              4.

or any Product becomes, or in SELLER's reasonable opinion is likely to become, the subject of an infringement claim, SELLER, in addition to providing indemnity, may at SELLER's option (i) procure for CUSTOMER the right to continue using the alleged infringing Software or Product; (ii) replace or modify the same with equivalent or better Software or Product so that CUSTOMER's use is non-infringing; or (iii) accept return of the affected portion of the Software or Product and refund to CUSTOMER the depreciated value of the Software or Product so returned (as amortized on a straight-line basis over three (3) years from the Effective Date).

        4. MONTHLY MEETINGS. SELLER and CUSTOMER shall each designate one representative to serve as a liaison with the other Party (each, a "REPRESENTATIVE" and collectively the "REPRESENTATIVES"). The Representatives will meet, either in person or by telephone, to discuss in good faith matters relating to this Agreement including Product delivery schedules, joint marketing activities, sales training needs, price changes, review of the forecast and new Product features and enhancements. Such meetings will take place on a monthly basis at a mutually agreed upon location. Each Party shall bear its own costs incurred in attending or participating in such meetings.

        5. SELLER'S WARRANTY.

        5.1 Product Warranty. SELLER warrants to CUSTOMER (i) For a period of one (1) year from the date of acceptance, that the hardware Products shall be free from material defects in materials and workmanship; (ii) for a period of ninety (90) days from the date of acceptance, any existing Software shall perform in accordance with applicable specifications in all material respects identified in the user manual of the then current release and any new or specially developed software or Product shall perform in accordance with mutually agreeable documented specifications in all material respects; and (iii) services performed by SELLER hereunder shall be performed in a professional and workmanlike manner and in accordance with current industry standards. SELLER's warranty does not extend to any Product that (a) is modified or altered by the CUSTOMER or at the CUSTOMER's direction; (b) is not maintained to SELLER's maintenance recommendations set forth in the applicable documentation actually received by CUSTOMER; (c) is operated in a manner other than that specified by SELLER, (d) has its serial number removed or altered; or (e) is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment).

        5.2 Remedies. Products delivered to CUSTOMER by SELLER hereunder which do not comply With the, warranties in Sections 5.1, 5.4 or 5.5 hereof, and are returned to SELLER during the applicable warranty period shall be repaired or replaced at SELLER's option, at no cost to CUSTOMER. Subject to Section 10.4 hereof, if SELLER cannot or determines that it is not practical to, repair or replace a returned Product, the price paid by CUSTOMER for such Product will be credited and applied to future orders.

        5.3 Disclaimer. SELLER MAKES NO WARRANTIES (OTHER THAN AS EXPRESSLY PROVIDED IN SECTIONS 5.1, 5.4, 5.5 AND 6 HEREOF) WITH RESPECT TO THE PRODUCTS OR ANY SERVICES, AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FURTHER, SELLER DOES NOT WARRANT



                                                                              5.

THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS OR THAT ANY SOFTWARE WILL BE ERROR-FREE.

        5.4 Year 2000 Compliance Warranty. SELLER represents and warrants (the "YEAR 2000 WARRANTY") that (a) all calendar-related processing by the Products of date data or of any system date shall not cause the Products to cease to operate in accordance with their applicable specifications, (b) all data fields for the date data contained in the Products are four-digit fields capable of indicating century and millennium, and (c) that SELLER has verified through its testing procedures that no change in the system date (including the change from the year 1999 to the year 2000 and leap year calculations) will cause the Products to cease to operate in accordance with their applicable specifications, provided that, all other products and systems, including, without limitation, hardware, software and firmware used in combination with the Products, properly and accurately exchange date data with the Products.

        5.5 Infringement Warranty. SELLER represents and wan ants to the CUSTOMER that, to the best of SELLER's knowledge at the time of each delivery of Software or Products hereunder, such Software and Products do not infringe the intellectual property rights of any third parties.

        6. OTHER REPRESENTATIONS AND WARRANTIES. The Parties represent, warrant and covenant that (i) they shall comply with good business practices and all laws and regulations relevant to this Agreement or the subject matter hereof;
(ii) they shall use the then current names used for the Products, provided that all advertisements, promotional materials, packaging and anything else bearing any trademark of the SELLER shall identify SELLER as the trademark owner of the Products and shall be subject to SELLER's prior written approval, which approval shall not be unreasonably withheld or delayed; (iii) they shall comply with all export laws, restrictions, national security controls and regulations of the United States or other applicable foreign agency or authority; and (iv) shall not export or re-export, or allow the export or re-export of any Product or Proprietary Information (as defined below) or any direct product thereof in violation of any such restrictions, laws or regulations, or without all required licenses and proper authorizations, to or from any Group D:I or E:2 country (or national of such country) specified in the then current U.S. Export Administration Regulations (or any successor supplement or regulations).

        7. LIMITATION OF LIABILITY. UNLESS CAUSED OR CONTRIBUTED TO BY A PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO IT (IN THE CASE OF SELLER) OR (IN THE CASE OF CUSTOMER) PAID OR OWED BY IT HEREUNDER DURING THE TWELVE (12) MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE, (II) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. THE LIMITATIONS OF THIS SECTION 7 SHALL NOT APPLY TO ANY BREACH OF SECTIONS 3.2, 3.3 OR 9.



                                                                              6.

        8. RELATIONSHIP OF THE PARTIES. The Parties expressly acknowledge that they are independent contractors in the performance of this Agreement, and each Party is solely liable for all labor and related expenses it incurs in connection with this Agreement. Neither Party will have, nor will it represent that it has, any power, right or authority to bind the other Party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other Party.

        9. PROPRIETARY INFORMATION.

        9.1 The Parties acknowledge that in the course of performing their duties under this Agreement, each may obtain confidential and proprietary information of the other ("PROPRIETARY INFORMATION"). Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, software source code, data, customer lists, financial information, and sales and marketing plans. Nothing will be considered Proprietary Information unless either (i) it is or was disclosed in tangible form and is conspicuously marked "Confidential," "Proprietary" or the like or (ii) it is or was disclosed in non-tangible form and orally identified as confidential at the time of disclosure and is summarized in tangible form conspicuously marked "Confidential," "Proprietary" or the like within thirty (30) days of the original disclosure. Notwithstanding the foregoing, source code of Software supplied to CUSTOMER shall be deemed SELLER's Proprietary Information. Each Party shall at all times keep in trust and confidence all Proprietary Information of the other Party and, during the term of this Agreement and for three (3) years after its termination, shall not use such Proprietary Information other than in the course of performing its duties under this Agreement nor shall it disclose any such Proprietary Information to any third party without the written consent of the other. Upon termination or expiration of this Agreement or upon the request of the disclosing Party, each Party shall promptly return all manifestations of the other's Proprietary Information in its possession.

        9.2 Neither Party shall have an obligation to maintain the confidentiality of information for which it can demonstrate to the reasonable satisfaction of the disclosing Party that (a) it received rightfully from another party without restrictions on disclosure prior to its receipt from the disclosing Party; (b) the disclosing Party has disclosed to an unaffiliated third party without any obligation to maintain such information in confidence; or (c) is independently developed by the obligated Party.

        9.3 Further, the receiving Party may disclose Proprietary Information as required by final, unappealable governmental or judicial order, provided such Party gives the disclosing Party prompt written notice prior to such disclosure, and complies with any protective order (or equivalent) imposed on such disclosure, and provides the disclosing Party the option of either seeking a protective order or having its Proprietary Information be subject to the same protective orders as may apply to the disclosing Party's own information. Except as otherwise provided herein, neither Party shall disclose, disseminate or distribute any of the other Party's Proprietary Information to any third party without the other Party's prior written permission.

        9.4 All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing Party, shall be used by the receiving Party only for the purpose intended, and such Proprietary Information, including all copies thereof, shall be returned to the



                                                                              7.

disclosing Party or destroyed upon the earliest to occur of (a) the written request of the disclosing Party; or (b) the date of termination or expiration of this Agreement. The receiving Party shall promptly provide a written certification the disclosing Party that all Proprietary Information has been returned or destroyed.

        9.5 Each Party agrees that, without the other Party's written consent, it will not use the name, service marks or trademarks of the other Party or of any of its affiliates in any advertising, publicity releases or sales presentations. Neither Party shall take any actions which will in any manner compromise the other Party's registered trademarks and/or service marks.

        9.6 The Parties agree that a breach of the terms of this Section 9 would result in irreparable injury to the disclosing Party for which a remedy in damages would be inadequate and that the disclosing Party shall be entitled to seek injunctive relief to prevent the breach or threatened breach, in addition to remedies otherwise available at law or in equity.

        10. TERM AND TERMINATION.

        10.1 Term. This Agreement shall commence on the Effective Date and shall remain in force for a period of three (3) years from the date of the first shipment unless earlier terminated as provided in this Section 10. Thereafter, this Agreement shall automatically renew for successive one (1) year terms unless a Party provides written notice to the other Party no later than sixty
(60) days prior to the expiration of the then current term of such Party's intent not to renew. Notwithstanding anything to contrary contained in this Agreement, the license granted in Section 3.1 shall survive the expiration or any termination of this Agreement for reasons other than for breach by the CUSTOMER of Section 3.2 or intentional violation of Section 9.

        10.2 Termination for Cause. This Agreement may be terminated by either Party for cause immediately upon receipt of written notice upon the occurrence of any of the following events: (i) if the other Party ceases to do business, or otherwise terminates its business operations; provided, however, that the acquisition of all or substantially all of a Party's stock, assets or business shall not be grounds for termination of this Agreement; or (ii) if the other Party breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days of receipt of written notice describing the breach, provided, however, that a breach of any of the obligations set forth in
Section 3.2 or an intentional violation of Section 9 shall be grounds for immediate termination of this Agreement by the non-breaching Party; or (iii) if the other Party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety (90) days).

        10.3 Effect of Termination. Upon any termination or expiration of this Agreement, all pending purchase orders, including purchase orders for release of Products under a blanket purchase order shall be canceled as of the effective date of termination or expiration, all sums payable to SELLER shall be due and payable on the effective date of termination or expiration and all licenses granted to CUSTOMER under this Agreement shall immediately terminate and CUSTOMER shall discontinue all distribution of the Products, provided, however, that, except in the event of a breach by CUSTOMER of Section 3.2 or intentional violation of Section 9, CUSTOMER shall be entitled to continue to use the Products pursuant to Section 3.1.



                                                                              8.

        10.4 If the Software or Products, or parts thereof, do not meet the applicable specifications in any materially adverse respect at any time during the duration of the license granted for such Software or Products, then SELLER shall develop an action plan to cure the deficiency within seventy (70) days of the discovery of the deficiency and deliver such action plan to CUSTOMER within ten (10) days of SELLER's discovery, or the receipt of notice from CUSTOMER, of the deficiency. Notwithstanding anything to the contrary contained herein, if SELLER does not diligently pursue the action plan or the deficiency is not corrected to the reasonable satisfaction of CUSTOMER within such seventy (70) day period, then CUSTOMER may, as its sole remedy, terminate this Agreement without any further liability to SELLER. Nothing contained herein shall obligate the CUSTOMER to pay for any Products that do not conform to any purchase order or release or any Software that does not meet the applicable specifications in any materially adverse respect.

        10.5 In addition to the right of CUSTOMER to terminate this Agreement as set forth in this Section 10, the Parties shall have the following rights: If at any time competent public authority shall revoke or suspend CUSTOMER's Federal Communications Commission (FCC) permit to construct or operate its network, or if CUSTOMER without fault on its part shall be denied access reasonably requested to the incumbent local exchange carrier's ("ILEC") central office due to the Product not meeting the ILEC's standards, CUSTOMER may issue a written notice to SELLER to "STOP WORK". In such event all work in progress shall be halted and any executory items on the schedules in the Attachments hereto shall be automatically canceled. At such time as the impediment is removed, the Parties shall in good faith negotiate new schedules considering commitments SELLER has made in the interim, and SELLER shall be entitled to an equitable adjustment in the price to be paid under this Agreement for any increased costs to SELLER associated with the Stop Work notice. If such impediment is not removed within six (6) months, then CUSTOMER may issue notice to SELLER of termination of this Agreement, together with any documentation evidencing the circumstances, and be released from any remaining minimum commitment hereunder. The CUSTOMER hereby represents and warrants to the SELLER as of the date of this Agreement that, to the best of its knowledge, no circumstances exist that would permit CUSTOMER to exercise its rights under this Section 10.5.

        11. PUBLICITY. The Parties shall announce this Agreement and the establishment of the relationship between CUSTOMER and SELLER under this Agreement pursuant to a joint press release to be mutually agreed upon. The Parties agree to submit to each other for approval all other press releases relating to this Agreement and to not publish any press release without prior approval of the other Party, which approval shall not be unreasonably withheld or delayed.

        12. ASSIGNMENT. This Agreement shall be binding on successors and assigns, provided, however, this Agreement may not be assigned or transferred by one Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing sentence, an assignment by operation of law to a company under common ownership and/or control with the assigning Party, or to an acquirer of all or substantially all of the assigning Party's stock, assets or business to which this Agreement pertains, shall not require the consent of the other Party, but rather, in such cases, the assigning Party shall give written notification of such assignment to the other Party. Any purported assignment in violation of this Section 12 shall be null and void.



                                                                              9.

        13. MISCELLANEOUS.

        13.1 No Waiver. A waiver by either Party of any provision of this Agreement or breach, in any one instance, shall not be construed as a waiver of any other provision or subsequent breach thereof.

        13.2 Notices. All notices or communications of any kind made or required to be given pursuant to this Agreement shall be in writing and delivered by facsimile, if to SELLER, to Mr. Suresh Nihalani, Accelerated Networks, Inc., fax: (805) 553-9690, tel: (805) 553-9860, and if to CUSTOMER, to Mr. Frederic Kunzi, CTC Communications Corp., fax: (781) 890-1613, tel: (781) 466-1391, or by hand delivery or by nationally recognized overnight mail service, or sent by first class mail, postage prepaid to the address for such Party specified in this first paragraph of this Agreement or such other address or number as such Party shall provide notice of in accordance with this Section 13.2.

        13.3 Governing Law. The validity, interpretation and effect of this Agreement shall be governed by the law of the State of California, without regard to conflicts of law provisions thereof.

        13.4 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

        13.5 Force Majeure. A Party shall not be liable for non-performance or delay in performance (other than of confidentiality obligations) caused by any event reasonably beyond the control of such Party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts or other labor disputes or shortages or inability to obtain material or equipment, unavailability of supplies, compliance with laws or regulation (including, without limitation, those related to infringement), epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any Act of God, or any law, proclamation, regulation, ordinance or other act or order of any court, government or governmental agency.

        13.6 Entire Agreement; Amendment. This Agreement, including all Attachments to this Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and all prior or simultaneous proposals, negotiations, representations, conversations, discussions and agreements, whether written or oral, among the Parties and all past dealing or industry custom. This Agreement may not be amended except by a writing signed by the Parties, or by a purchase order as described in Section 1.1.

        13.7 Counterparts. This Agreement may be executed in two or more counterparts, ach of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                                                                             10.

        IN WITNESS WHEREOF, the Parties hereto have executed this Product Procurement Agreement (PPA) for Strategic Account effective as of the day and year first above written.



"SELLER":                                    "CUSTOMER":


ACCELERATED NETWORKS, INC.                   CTC COMMUNICATIONS CORP.



By:     /s/ Suresh Nihalani                  By:   /s/ Frederic Kunzi
        ----------------------------               -------------------------
        Suresh Nihalani                      Name:    Frederic Kunzi
        President & CEO                      Title:   CTO



                                                                             11.

                                  ATTACHMENT A
          TO PRODUCT PROCUREMENT AGREEMENT (PPA) FOR STRATEGIC ACCOUNT

                                    PRODUCTS
            BRIEF SPECIFICATIONS AND FEATURES OF RELEASE 1.x AND 2.0


MSAP

CHASSIS
I.       AN-3204 MSAP 4-slot (field/MDU)
II.      AN-3220 MSAP 20-slot (CO)

MODULES
I.       System Combo Module w/dual uplink slots
II.      DS-3 and OC-3 ATM uplink daughtercards
III.     12-port SDSL or T1 line card
IV.      8-port T1 Voice Server Module supports
V.       ESF framing, robbed bit signaling

IAD

AN-30
I.       Business/branch CPE
II.      One 10/100 Ethernet user port
III.     Two serial user ports (V.35/V.11)
IV.      12-port analog voice modules (FXS)
V.       1 WAN port:  SDSL or T1

SOFTWARE FEATURES

DATA
I.       ATM RFC 1483 Ethernet bridging
II.      ATM RFC 1483 IP routing
III.     DSS - Dynamic Service Selection
IV.               NAT
V.                DHCP client and server
VI.               Integral Web server
VII.              Radius client
VIII.    RIP, RIP II
IX.      ATM QoS and traffic prioritization
X.       ATM classes of service UBR, rtVBR, nrtVBR, CBR
XI.      Frame Relay to ATM FRF.5 network and FRF.8 service interworking
XII.     Any-to-any port switching on MSAP
XIII.    ISP subscriber aggregation on IAD

VOICE
I.       Toll quality over ATM
II.               CES per ATM Forum VTOA-0078
III.              G.711 PCM voice
IV.               AAL1 adaptation over CBR
V.       Dynamic support for Voice, facsimile and modem
VI.      Multiple voice channels per PVC
VII.     Integral G.168 echo cancellation

Network Management Software will follow Release 2.0

Above and beyond its generally available Products, and in return for the volume purchases by CUSTOMER as stated in Attachment B to the Product Procurement Agreement (PPA) For Strategic Account (the "AGREEMENT"), SELLER commits to provide the following features in its future releases of Products to CUSTOMER (Capitalized terms utilized and not otherwise defined herein shall have the respective meanings given to those terms in the Agreement):

May 1999:

         1.       IAD and MSAP T1 ATM Interworking function

         2.       1 T1 voice + 1 T1 drop and insert on AN-30

June 1999:

         1. ADPCM over AAL2 (as part of voice compression, silence detection and suppression are available in 2H99)

December 1999:

         1. AN-31 with up to 24 Analog ports, voice compression, 2 serial data, 1 WAN

         2. AN-32 with up to 2 T1 voice, voice compression 2 serial data, Ethernet, 2 WAN and IMA

         3. AN-32 with up to 24 analog voice, voice compression, 2 serial data, Ethernet, 2 WAN and IMA

         4. AN-33 with up to 3 T1 voice, voice compression, 3 serial data, Ethernet, 3 WAN and IMA

         5. AN-33 with up to 24 analog voice, voice compression, 3 serial data, Ethernet, 3 WAN and IMA

         6.       16 analog voice port option with single 40 pin connector on
                  AN-30

         7.       [4 x DS3 card for AN-3204]

         8.       IAD web management

         9.       NMS for Solaris

         10.      VTOA 85

         11.      G.729a, G.729b


January-June 2000:

         1.       SS7 ISUP

         2.       VoIP gateway

         3.       Class-4 and 5 interfacing capability

July-December 2000:

         1.       MPLS

         2.       Directory enabled provisioning

                                  ATTACHMENT B
          TO PRODUCT PROCUREMENT AGREEMENT (PPA) FOR STRATEGIC ACCOUNT

                       PRODUCT PRICES AND DISCOUNT LEVELS


[Excel Quote sheet identifying complete Roll-Out and Standard Price List are attached]. Detailed descriptions are provided for information purposes. Installation, Configuration, Maintenance and any other support related prices for the Roll-Out are to be negotiated separately.

In the Product Procurement Agreement (PPA) for Strategic Account (the "AGREEMENT") to which this attachment forms a part, CUSTOMER commits to an initial purchase volume of [***] applied toward a minimum purchase commitment (the "MINIMUM PURCHASE COMMITMENT") of SELLER's Products within the first [***] of the Agreement. To be included in the Products are units of the [***]. CUSTOMER agrees to receive delivery of at least [***] Products [***] and [***] as part of the Minimum Purchase Commitment as per the following delivery schedule. For receipt of Minimum Purchase Commitment, CUSTOMER agrees to pay any balance due beyond the initial purchase order in accordance with payment terms specified herein. (Capitalized terms utilized and not otherwise defined herein shall have the respective meanings given to those terms in the Agreement):

INITIAL FORECAST FROM CUSTOMER

[***]

CUSTOMER's Discounts* off SELLER's published list prices for all Products, including, but not limited to the Specially Developed Products and the Software, are as follows:

From [***] in net purchases                                 [***] Discount
Over [***] in net purchases                                 [***] Discount
Over [***] in net purchases                                 [***] Discount

*Such Discounts shall be based upon cumulative net purchases beginning on April 21, 1999.














------------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                   ACCELERATED
                                    NETWORKS


                              WORLDWIDE PRICE LIST


                                 MARCH 1ST, 1999


         COPYRIGHT ACCELERATED NETWORKS INC, 1998. ALL RIGHTS RESERVED.



CONFIDENTIAL
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                    Page 1 of 18

                                TABLE OF CONTENTS


IAD PRODUCTS (CPE)................................................       3 TO 4
       BASE UNIT
       IAD INTERFACE MODULES
       IAD SOFTWARE

MSAP PRODUCTS (COE)...............................................       5 TO 8
       BASE UNITS & LOGIC
       INTERFACE MODULES
       MSAP SYSTEM SOFTWARE

CABLING...........................................................      9 TO 10

NETWORK MANAGEMENT PRODUCTS.......................................         11

LITERATURE........................................................         12

SUPPORT AND SERVICES..............................................      13 TO 14
       MAINTENANCE PROGRAM+C343
       EXTENDED WARRANTY PROGRAM

FIELD REPLACEMENT UNITS (SPARES)..................................         15

ORDERING INFORMATION..............................................         16

SERVICE AND REPAIRS POLICY........................................         17
       WARRANTY INFORMATION
       OUT OF WARRANTY INFORMATION

GLOSSARY..........................................................         18
       GLOSSARY OF TERMS
       CONTACT INFORMATION


CONFIDENTIAL
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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

IAD PRODUCTS (CPE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
BASE UNITS
----------------------------------------------------------------------------------------------------------------------
AN-20S                  Integrated Access Device Base Unit.  Includes 1-port           $795        A      Standard
                        Ethernet 10BT, 1-port ATM WAN over SDSL at 1.544Mbps.
                        Please specify the version of software to be installed.

AN-20S-E2               Integrated Access Device Base Unit.  Includes 2-ports          $895        A      Standard
                        Ethernet 10BT.  1-port ATM WAN over SDSL at 1.544Mbps.
                        Please specify the version of software to be installed.

AN-20T                  Integrated Access Device Base Unit.  Includes 1-port           $895        A      Standard
                        Ethernet 10BT.  1-port ATM WAN over unchannelized T1
                        (integral CSU/DSU).  Please specify the version of
                        software to be installed.

AN-20T-E2               Integrated Access Device Base Unit.  Includes 2-ports          $995        A      Standard
                        Ethernet 10BT.  1-port ATM WAN over unchannelized T1
                        (integral CSU/DSU).  Please specify the version of
                        software to be installed.

AN-30S                  Integrated Access Device Base Unit.  Includes 1-port         $3,995        A      Standard
                        Ethernet 10/100TX, 2-ports Serial V.35/V.11, 1-port
                        ATM WAN over SDSL at 1.544Mbps. Voice expansion option.
                        Please specify the version of software to be installed.

AN-30T                  Integrated Access Device Base Unit.  Includes 1-port         $4,095        A      Standard
                        Ethernet 10/100TX, 2-ports Serial V.35/V.11, 1-port
                        ATM WAN over unchannelized T1 (integral CSU/DSU). Voice
                        expansion option. Please specify the version of software
                        to be installed.


CONFIDENTIAL
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                    Page 3 of 18

ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

IAD PRODUCTS (CPE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
IAD INTERFACE MODULES
----------------------------------------------------------------------------------------------------------------------
AN-30VM-A12S            Analog Voice Module for AN-30.  12 analog voice              $2,995        A      Standard
                        channels with an FXS interface.  Supports G.711 PCM
                        voice and G.168 echo cancellation.

AN-30VM-A12SC           Analog Voice Module for AN-30.  12 analog voice              $3,995        A      Contact
                        channels with an FXS interface.  Supports G.729A,
                        G.726 compressed and G.711 uncompressed voice
                        algorithms.  Includes G.168 echo cancellation.

AN-30VM-D24             Digital Voice Module for AN-30.  24-DSO digital voice        $2,995        A      Contact
                        module with 2-ports T1 for drop & insert
                        functionality.  Supports G.711 PCM voice and G.168
                        echo cancellation.

AN-30VM-D24C            Digital Voice Module for AN-30.  24-DSO digital voice        $4,395        A      Contact
                        module with 2-ports T1 for drop & insert
                        functionality.  Supports G.729A, G.726 compressed and
                        G.711 uncompressed voice algorithms.  Includes G.168
                        echo cancellation.

IAD SOFTWARE
----------------------------------------------------------------------------------------------------------------------
AN-20-SW-B1.2           Basic System Software version 1.2 for the AN-20 IAD.     No charge         A      Standard
                        Includes RFC 1483 bridged mode.                          with IAD

AN-20-SW-B2.0           Basic System Software version 2.0 for the AN-20 IAD.     No charge         A      Standard
                        Includes RFC 1483 bridged mode.                          with IAD

AN-20-SW-R1.2           Routing Software version 1.2 for the AN-20 IAD.              $100          A      Standard
                        Supports RIP 1 & RIP 2 routing.

AN-20-SW-R2.0           Routing Software version 2.0 for the AN-20 IAD.              $100          A      Standard
                        Supports RIP 1 & RIP 2 routing.

AN-20-SW-DSSv1          Dynamic Service Selection Software for the AN-20 IAD.        $100          A      Standard

AN-30-SW-B2.0           Basic System Software version 2.0 for the AN-30 IAD.     No charge         A      Standard
                        Includes routing, FRF .5 and FRF.8 software.             with IAD

AN-30-SW-DSSv1          Dynamic Service Selection Software for the AN-30 IAD.        $300          A      Standard


CONFIDENTIAL
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                    Page 4 of 18

ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

MSAP PRODUCTS (COE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
BASE UNITS & LOGIC
----------------------------------------------------------------------------------------------------------------------
AN-3204                 AN-3200 4-slot 19" Chassis.  90-240 VAC power.               $3,995        A      Standard

AN-3220                 AN-3200 20-slot 23" Chassis.  - 48 VDC power.                $7,995        A      Standard

DS3-D                   Single port DS-3 (45 Mbps) ATM WAN uplink                    $1,095        A      Standard
                        daughtercard.  Factory installed only.

OC3-MM-D                Single port OC-3 MM (155 Mbps) ATM WAN uplink                $1,995        A      Standard
                        daughtercard.  Factory installed only.

SYSMOD                  System Combo Card includes system processor, 1-port          $4,895        A      Standard
                        Ethernet 10/100TX, 1 console port, and 2-slots for
                        uplink daughtercards.  Requires Aggregrator System
                        software or Multi-Service Gateway System software.
                        See section on the MSAP System Software.  Specify type
                        of uplink card to be installed.  Uplink card is sold
                        separately.

SYSM0D1-DS3             System Combo Card includes system processor, 1-port          $5,990        A      Standard
                        Ethernet 10/100TX, 1 console port.  1 PREINSTALLED
                        DS-3 (45Mbps) ATM WAN UPLINK.  Requires Aggregator
                        System software or Multi-Service Gateway System
                        software.  See section on the MSAP System Software.
                        Uplink daughtercards must be factory installed.

SYSM0D1-OC3MM           System Combo Card includes system processor, 1-port          $6,890        A      Standard
                        Ethernet 10/100TX, 1 console port.  1 PREINSTALLED
                        OC-3 MM (155Mbps) ATM WAN UPLINK.  Requires
                        Aggregrator System software or Multi-Service Gateway
                        System software.  See section on the MSAP System
                        Software.  Uplink daughtercards must be factory
                        installed.

SYSMOD-CM               System Combo Card includes system processor, 1-port          $7,985        A      Standard
                        Ethernet 10/100TX, 1 console port, 1 PREINSTALLED OC-3
                        MM (155Mbps), AND 1 PREINSTALLED DS-3 (45Mbps) ATM WAN
                        UPLINK DAUGHTERCARDS.  Requires Aggregrator System
                        software or Multi-Service Gateway System software.
                        See section on the MSAP System Software.


CONFIDENTIAL
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                    Page 5 of 18

ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

MSAP PRODUCTS (COE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
BASE UNITS & LOGIC
----------------------------------------------------------------------------------------------------------------------
SYSMOD2-DS3             System Combo Card includes system processor, 1-port          $7,085        A      Standard
                        Ethernet 10/100TX, 1 console port.  2 PREINSTALLED
                        DS-3 (45Mbps) ATM WAN UPLINK DAUGHTERCARDS.  Requires
                        Aggregrator System software or Multi-Service Gateway
                        System software.  See section on the MSAP System
                        Software.

SYSMOD2-OC3MM           System Combo Card includes system processor, 1-port          $8,885        A      Standard
                        Ethernet 10/100TX, 1 console port.  2 PREINSTALLED
                        OC-3 MM (155Mbps) ATM WAN UPLINK DAUGHTERCARDS.
                        Requires Aggregrator System software or Multi-Service
                        Gateway System software.  See section on the MSAP
                        System Software.


CONFIDENTIAL
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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

MSAP PRODUCTS (COE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
INTERFACE MODULES
----------------------------------------------------------------------------------------------------------------------
LC12-SDSL               12-channel line card supports ATM over SDSL.  12             $8,395        A      Standard
                        integral SDSL modem on daughtercards.

LC12-T1                 12-channel line card supports ATM over unchannelized         $8,995        A      Standard
                        T1.  12 integral T1 modems with CSU/DSU on
                        daughtercards.

VSIC-8TP                Octal T1 and Voice Server Card with no compression.         $13,995        A      Standard
                        8 DS-1 channelized T1 digital voice interfaces for
                        connection to PBX or Class 5 switches.  192 voice
                        channels of G.711 PCM voice and G.168 echo
                        cancellation.  Supports structured CES service via CBR
                        voice over AAL1.

VSIC-8TC                Octal T1 and Voice Server Card with voice                      Call        A      Contact
                        compression.  8 DS-1 channelized T1 digital voice
                        interfaces for connection to PBX or Class 5 switches. 96
                        voice channels of G.729A, G.726, G.711, and G.168 echo
                        cancellation. Supports structured CES service via CBR
                        voice over AAL1 and rtVBR voice over AAL2.


CONFIDENTIAL
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.                    Page 7 of 18

ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

MSAP PRODUCTS (COE)

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT        AVAIL
MSAP SYSTEM SOFTWARE
----------------------------------------------------------------------------------------------------------------------
MSAP-SW-A1.2            Aggregator System software version 1.2                       $1,995        A      Standard

MSAP-SW-A2.0            Aggregator System software version 2.0                       $1,995        A      Standard

MSAP-SW-GW2.0           Multi-Service Gateway System software version 2.0.           $4,995        A      Standard
                        Required with any purchase of voice module.

GR303-SW-2.1            GR-303 System software.  Requires additional GR-303          $3,000        A      Contact
                        software per voice server card.

GR303-VSC-SW-2.1        GR-303 Voice Server Card software.  Requires GR-303          $1,000        A      Contact
                        System software.  This option must be purchased for
                        each voice server card that needs support for GR-303


CONFIDENTIAL
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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

CABLING

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT      AVAIL
CBL-IAD-10              Console cable, DB9 (Male) to DB9 (Female), 10ft                Call        C      Contact

CBL-MSAP-25             Console cable, DB9 (Male) to DB9 (Female), 25ft                Call        C      Contact

CETH-IAD-10             10/100 Ethernet, UTP, CAT 5, RJ45, molded, 10ft                Call        C      Contact

CETH-IAD-20             10/100 Ethernet, UTP, CAT 5, RJ45, molded, 20ft                Call        C      Contact

CETH-MSAP-25            10/100 Ethernet, UTP, CAT 5, RJ45, molded, 25ft                Call        C      Contact

CETH-MSAP-50            10/100 Ethernet, UTP, CAT 5, RJ45, molded, 50ft                Call        C      Contact

CETH-MSAP-100           10/100 Ethernet, UTP, CAT 5, RJ45, molded, 100ft               Call        C      Contact

CDS3-MSAP-25            DS-3, dual coaxial, BNC, RG-59/4, NEC CL2, UL Style            Call        C      Contact
                        1354, 25ft

CDS3-MSAP-50            DS-3, dual coaxial, BNC, RG-59/4, NEC CL2, UL Style            Call        C      Contact
                        1354, 50ft

CDS3-MSAP-100           DS-3, dual coaxial, BNC, RG-59/4, NEC CL2, UL Style            Call        C      Contact
                        1354, 100ft

COC3-MSAP-3M            OC-3 duplex, SC to SC connector, MM (multimode), 3m            Call        C      Contact

COC3-MSAP-5M            OC-3 duplex, SC to SC connector, MM (multimode), 5m            Call        C      Contact

COC3-MSAP-8M            OC-3 duplex, SC to SC connector, MM (multimode), 8m            Call        C      Contact

CT1-IAD-10              T1 uplink cable, UTP, RJ48, 10ft                               Call        C      Contact

CT1-IAD-20              T1 uplink cable, UTP, RJ48, 20ft                               Call        C      Contact

CSDSL-IAD-10            SDSL uplink cable, UTP, CAT 5, RJ48, molded, 10ft              Call        C      Contact

CSDSL-IAD-20            SDSL uplink cable, UTP, CAT 5, RJ48, molded, 20ft              Call        C      Contact


CONFIDENTIAL
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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

CABLING

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT      AVAIL
C1LCVSC-15              LC/VSC Metallic 50pin telco conn one end, shield w             Call        C      Contact
                        drain, 15ft.

C1LCVSC-25              LC/VSC Metallic 50pin telco conn one end, shield w             Call        C      Contact
                        drain, 25ft.

C1LCVSC-50              LC/VSC Metallic 50pin telco conn one end, shield w             Call        C      Contact
                        drain, 50ft.

C2LCVSC-15              LC/VSC Metallic 50pin telco conn both ends, shield w           Call        C      Contact
                        drain, 15ft.

C2LCVSC-25              LC/VSC Metallic 50pin telco conn both ends, shield w           Call        C      Contact
                        drain, 25ft.

C2LCVSC-50              LC/VSC Metallic 50pin telco conn both ends, shield w           Call        C      Contact
                        drain, 50ft.

CDCEDTE-10              Serial cable, V.35 DCE (MD26 Male) to DTE (Winchester          Call        C      Contact
                        V.35 Female), 10ft

CDCEDCE-10              Serial cable, V.35 DCE (MD26 Male) to DCE (Winchester          Call        C      Contact
                        V.35 Male), 10ft

CDCEDTE-20              Serial cable, V.35 DCE (MD26 Male) to DTE (Winchester          Call        C      Contact
                        V.35 Female), 20ft

CDCEDCE-20              Serial cable, V.35 DCE (MD26 Male) to DCE (Winchester          Call        C      Contact
                        V.35 Male), 20ft


CONFIDENTIAL
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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

NETWORK MANAGEMENT PRODUCTS

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT      AVAIL
SOFTWARE
----------------------------------------------------------------------------------------------------------------------
AP-NTOV10-2.0           Network Management Software for HP OpenView on Windows       $4,995        A      Contact
                        NT platform.  Supports up to 10 AN-3200 and attached
                        CPE devices.  Integrated functionality includes Local
                        Domain Manager with SNMP and CORBA northbound
                        interfaces.  (Windows NT, HP OpenView and hardware not
                        included)

AP-NTOV50-2.0           Network Management Software for HP OpenView on Windows      $14,995        A      Contact
                        NT platform.  Supports up to 50 AN-3200 and attached
                        CPE devices.  Integrated functionality includes Local
                        and Multi Domain Manager with SNMP and CORBA
                        northbound interfaces.  (Windows NT, HP OpenView and
                        hardware not included)

AP-NTOV250-2.0          Network Management Software for HP OpenView on Windows      $39,995        A      Contact
                        NT platform.  Supports up to 250 AN-3200 and attached
                        CPE devices.  Integrated functionality includes Local
                        and Multi Domain Manager with SNMP and CORBA
                        northbound interfaces.  (Windows NT, HP OpenView and
                        hardware not included)

AP-UNIX10-2.0           Network Management Software for HP OpenView on Sun             Call        A      Contact
                        Solaris platform.  Supports up to 10 AN-3200 and
                        attached CPE devices.  Integrated functionality
                        includes Local Domain Manager with SNMP and CORBA
                        northbound interfaces.  (Sun Solaris, HP OpenView and
                        hardware not included)

AP-UNIX50-2.0           Network Management Software for HP OpenView on Sun             Call        A      Contact
                        Solaris platform.  Supports up to 50 AN-3200 and
                        attached CPE devices.  Integrated functionality
                        includes Local and Multi Domain Manager with SNMP and
                        CORBA northbound interfaces.  (Sun Solaris, HP
                        OpenView and hardware not included)

AP-UNIX250-2.0          Network Management Software for HP OpenView on Sun             Call        A      Contact
                        Solaris platform.  Supports up to 250 AN-3200 and
                        attached CPE devices.  Integrated functionality
                        includes Local and Multi Domain Manager with SNMP and
                        CORBA northbound interfaces.  (Sun Solaris, HP
                        OpenView and hardware not included)


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

LITERATURE

                                                LIST PRICE
      MODEL              DESCRIPTION                US$        CAT      AVAIL
MANUAL AN-20      AN-20 User Manual                  $20        C      Standard

MANUAL AN-30      AN-30 User Manual                  $25        C      Standard

MANUAL-AN3200     AN-3200 Reference Guide           $200        C      Standard


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

SUPPORT AND SERVICES

                                                                                  LIST PRICE
        MODEL                                 DESCRIPTION                             US$         CAT      AVAIL
MAINTENANCE PROGRAM
----------------------------------------------------------------------------------------------------------------------
14ct GoldenCare         Standard Annual Maintenance.  Includes:                    6% of list      C      Standard
                         - Period software maintenance releases
                         - Extended hours telephone support 8a.m. to 8p.m.
                        PST, Mon-Sat
                         - Access to "TechNet" Web based technical support
                        resources.
                         - Does not include feature upgrades or on-site
                        support.

18ct GoldenCare Plus    Extra Annual Maintenance.  Includes:                       10% of list     C      Standard
                         - Periodic software maintenance releases
                         - Software subscription "feature upgrade" service
                         - Advanced replacement of hardware components
                         - Extended hours telephone support with highest
                        priority call-back status 8a.m. to 8p.m. PST, Mon-Sat.
                         - 24x7 premium pager-based support
                         - Network dial-in troubleshooting
                         - Access to "TechNet" Web based technical support

24ct PureGoldCare       Premium Annual Maintenance.  Includes:                     17% of list     C      Contact
                         - Periodic software maintenance releases
                         - Software subscription "feature upgrade" service
                         - Advanced replacement of hardware components
                         - On-site technical assistance with a 4-hour response
                        time
                         - Extended hours telephone support with highest
                        priority call-back status 8a.m. to 8p.m. PST, Mon-Sat.
                         - 24x7 premium pager-based support
                         - Network dial-in troubleshooting
                         - Access to "TechNet" Web based technical support


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

SUPPORT AND SERVICES

                                                                                       LIST PRICE
        MODEL                                 DESCRIPTION                                  US$         CAT      AVAIL
SERVICES
-------------------------------------------------------------------------------------------------------------------------
InstallationStd-US           Standard Domestic Installation includes:                   10% of list     C      Contact
                              - Installation of company's hardware and software
                              - Basic system configuration
                              - All installation-related travel expenses within
                                the U.S.
                             Standard Installation excludes:
                              - Customer, network, power or telecom wiring
                              - Local loop qualification or line testing
                              - Adjustment/fine tuning of voice levels
                              - Custom configuration
EXTENDED WARRANTY PROGRAM
-------------------------------------------------------------------------------------------------------------------------
ESERV-AG1                    Extended Warranty Service for 1 year.  Includes parts       5% of list     C      Standard
                             and labor for factory repairs only.
ESERV-AG2                    Extended Warranty Service for 3 years.  Includes parts     12% of list     C      Standard
                             and labor for factory repairs only.

OTHER SERVICES
-------------------------------------------------------------------------------------------------------------------------

HT-STG                       Special Request:  Hot Staging                                  Call        C      Standard
                             Product preconfigured, tested and ready for
                             installation.


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

FIELD REPLACEMENT UNITS (SPARES)

                                                   LIST PRICE
   MODEL                DESCRIPTION                   US$       CAT     AVAIL
FR-FTU3220       Fan Tray Unit AN-3220               Call        C     Contact

FR-PSVAC3204     90-240 VAC Power Supply AN-3204     Call        C     Contact

FR-BLANKPNL      Blank Panel                         Call        C     Contact

FR-RMK19-3204    Rack Mounting Kit 19", AN-3204      Call        C     Contact

FR-RMK23-3204    Rack Mounting Kit 23", AN-3204      Call        C     Contact

FR-RMK23-3220    Rack Mounting Kit 23", AN-3220      Call        C     Contact


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

ORDERING INFORMATION

         Customers must specify the type and version of the software on their purchase order.

         Hardware configuration sheet must be completed for each MSAP order.

         Every MSAP base units must be configured with either an Aggregator System or a Multi-Service Gateway System software. See section on MSAP System software.

         MSAP System requiring a Voice Module must have Multi-Service Gateway System software installed. See section on MSAP System Software.

         Select cable from cabling section. Cable Guide diagram is available on our website: http://www.acceleratednetworks.com/


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

SERVICE AND REPAIR POLICY

WARRANTY INFORMATION
--------------------------------------------------------------------------------

         All Accelerated Networks' products are covered by a 12-month return-to-factory warranty. No-charge advance replacement within 30 days of product shipment.

         Customer is responsible for inbound freight cost when returning the product to factory for troubleshoot, repair, or rework.

         No charge for parts replacement or labor. Factory is responsible for outbound freight cost.

OUT OF WARRANTY INFORMATION
--------------------------------------------------------------------------------

         Product without warranty and maintenance contract will be subjected to a 35% of the list price for repairs/services.

         Additional 10% of the list price will be added to any expedited service with turnaround time of 24 hrs instead of 15 business days.

         WARNING:

         Warranty is void if field upgrades, repairs or replacement are attempted by non qualified or unauthorized personnels.


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
ACCELERATED                                                 WORLDWIDE PRICE LIST
NETWORKS

GLOSSARY

                                                                                   LIST PRICE
        MODEL                                 DESCRIPTION                             US$        CAT       AVAIL
GLOSSARY OF TERMS
-------------------------------------------------------------------------------------------------------------------
STANDARD                PRODUCT LEAD TIME IS 60 DAYS ARO.

CONTACT                 CALL FOR PRODUCT INFORMATION.

AN-20                   Accelerator 20 CPE product

AN-30                   Accelerator 30 CPE product

AN-3200 Accelerator AN-3200 Multi-Service Aggregator / Gateway product

LC                      Line Card

VSIC                    Voice Server and Interface Card

CONTACT INFORMATION
--------------------------------------------------------------------------------
                        Accelerated Networks, Inc.
                        Attn:  Sales Department
                        301 Science Drive
                        Moorpark, CA 93021
                        (805) 553-9680 Telephone
                        (805) 553-9690 Facsimile
                        Web Site:  www.acceleratednetworks.com
                        Email:  sales@acceleratednetworks.com

                NOTICE: ALL PRICES ARE FOB FACTORY AND SUBJECT TO CHANGE WITHOUT NOTICE. CONTACT ACCELERATED NETWORKS DIRECTLY FOR ADDITIONAL INFORMATION.


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